POWER OF ATTORNEY


     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:


                  Registrant              Registration Number (1)

                  ICON Funds, Inc.        1933 Act: 333-14927
                                          1940 Act: 811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 13th day of August, 2002.



                                    /s/ R. Michael Sentel
                                    -------------------------------------------
                                    R. Michael Sentel, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me R. Michael Sentel, Trustee of the ICON Funds, this 13th day of August, 2002.



                                    /s/ Terri L. Smedra
                                    ------------------------------------------
                                    Notary Public

My commission expires: November 2, 2005.

                                POWER OF ATTORNEY


     The person executing this Power of Attorney hereby appoints Andra C. Ozols, Erik L. Jonson and Charles W. Lutter, Jr., or any one of them, as his attorney-in-fact to execute and to file such post-effective amendments to the Registration Statement of the hereinafter described entity as such attorney-in-fact, or any one of them, may deem appropriate:


                  Registrant              Registration Number (1)

                  ICON Funds, Inc.        1933 Act:  333-14927
                                          1940 Act:  811-07883

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 13th day of August, 2002.



                                    /s/ Glen Bergert
                                    ------------------------------------------
                                    Glen Bergert, Trustee




STATE OF COLORADO       )
                        ) ss.
COUNTY OF ARAPAHOE      )

     Subscribed, sworn to and acknowledged before me Glen Bergert, Trustee of the ICON Funds, this 13th day of August, 2002.



                                    /s/ Terri L. Smedra
                                    ------------------------------------------
                                    Notary Public

My commission expires: November 2, 2005.